UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2015

HANMI FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30421	95-4788120
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3660 Wilshire Boulevard, Penthouse Suite A Los Angeles, California		90010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (213) 382-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) On March 25, 2015, William J. Stolte, a member of the Board of Directors of Hanmi Financial Corporation (the “Company”), notified the Company that he will not stand for re-election at the Company’s 2015 Annual Meeting of Shareholders. Mr. Stolte also currently serves, and will continue to serve, as a non-executive director of Hanmi Bank, a subsidiary of the Company, until the Annual Meeting of Shareholders on May 27, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANMI FINANCIAL CORPORATION /s/ C. G. Kum
Date: April 6, 2015	Name: C. G. Kum Title: President and Chief Executive Officer